EXHIBIT 10.1

COMPENSATION INFORMATION FOR NAMED EXECUTIVE OFFICERS

The table below provides information regarding the 2011 cash bonus and 2012 bonus target for each named executive officer of Company:

Named Executive Officer	2011 Cash Bonus	2012 Bonus Target (% of Base Salary)
David L. Brown Chief Executive Officer and President	$500,000	140%
Kevin M. Carney Executive Vice President and Chief Financial Officer	$210,000	80%
Jason Teichman Executive Vice President and Chief Marketing Officer	$162,000	85%

The table below provides information regarding the equity grants for each named executive officer of Company:

Named Executive Officer	Number of Restricted Stock Granted (1)	Number of Stock Options Granted (2)	Vesting Commencement Date
David L. Brown Chief Executive Officer and President	185,000	185,000	February 8, 2012
Kevin M. Carney Executive Vice President and Chief Financial Officer	60,000	60,000	February 8, 2012
Jason Teichman Executive Vice President and Chief Marketing Officer	52,500	52,500	February 8, 2012

(1) The restricted stock awards vest twenty-five percent (25%) annually over four (4) years, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company). The remaining terms and conditions of the restricted stock awards are set forth in the 2008 Plan and related agreements previously filed as Exhibits 99.2 and 99.3, respectively to the Company’s Registration Statement on Form S-8 (333-150872), filed with the Commission on May 13, 2008, and are qualified in their entirety by reference therein.

(2) The stock options vest in forty-eight (48) equal monthly installments over four (4) years, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company). The exercise price of the options is $13.29, which was the closing price of the Company’s stock on February 8, 2011. The remaining terms and conditions of the stock options are set forth in the 2005 Plan and related agreements previously filed as Exhibit 10.2, to the Company’s Registration Statement on Form S-1 (333-124349), filed with the Commission on April 27, 2005, and are qualified in their entirety by reference therein.